UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 5, 2007

                          HENRY BROS. ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     001-16779              22-3690168
(State or other jurisdiction of   Commission File Number      (IRS Employer
         incorporation)                                     Identification No.)

                     17-01 Pollitt Drive Fair Lawn, NJ 07410
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               (Address of principal executive offices) (Zip Code)

                                 (201) 794-6500
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               Registrant's telephone number, including area code

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On November 5, 2007, Henry Bros. Electronics, Inc. (the "Company") notified Demetrius & Company, L.L.C. ("Demetrius") of its decision to dismiss Demetrius as the Company's independent auditors.

Concurrently, the Audit Committee of the Board of Directors approved the engagement of Amper, Politziner & Mattia, P.C. ("Amper") as the Company's independent auditors, effective upon notification to Demetrius of dismissal and execution of an engagement letter. Amper will serve as the Company's auditors beginning with the quarter ended September 30, 2007.

During the period beginning January 1, 2005 through November 5, 2007 (the date Amper was appointed), neither the Company nor anyone acting on the Company's behalf consulted with Amper regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (2) any of the matters or events set forth in Item 304(a) (2) (ii) of Regulation S-K.

The reports of Demetrius on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the period from the end of the most recent fiscal year and through November 5, 2007, the date of appointment of Amper, the period from January 1, 2007 through November 7, 2007, there were no disagreements with Demetrius on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Demetrius & Company, L.L.C., would have caused Demetrius to make reference to the matter in its report.

The Company has requested Demetrius to furnish a letter addressed to the SEC stating whether Demetrius agrees with the above statements. A copy of that letter is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS. The exhibit index filed herewith is incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Henry Bros. Electronics, Inc.
(Registrant)

Date: November 7, 2007

/s/ John P. Hopkins
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John P. Hopkins
Chief Financial Officer
(authorized officer and principal financial officer)